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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 23, 1999
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                                  PROVANT, INC.
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             (Exact name of registrant as specified in its charter)



           Delaware                  000-23989                 04-3395167
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 (State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)             File Number)           Identification No.)


         67 Batterymarch Street, Suite 600, Boston, Massachusetts 02110
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (617) 261-1600
                                                           --------------

                                       N/A
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         (Former name or former address, if changed since last report.)




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ITEM 5. OTHER EVENTS
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     On April 23, 1999, PROVANT, Inc. acquired by merger Project Management
Services, Inc. and its parent holding company, Petrus 1961, Inc. (collectively, "PMSI"), for an aggregate purchase price of approximately $8.7 million in cash and 929,991 shares of common stock (valued for purchase accounting purposes at approximately $13.2 million). In addition, PROVANT assumed long-term indebtedness of PMSI of approximately $6.1 million. The former stockholders of PMSI will be entitled to receive contingent consideration (i) if PMSI's earnings before interest and taxes for the year ending June 30, 1999 exceed a specified base amount, and (ii) of up to $20.0 million if PMSI's average annual earnings before interest and taxes for the two-year period ending June 30, 2001 exceed a specified base amount. The cash portion of the purchase price for PMSI was funded from cash flow from operations and proceeds from PROVANT's January 1999 public offering of common stock. The purchase price paid by PROVANT in the acquisition was determined as the result of arm's-length negotiations between PROVANT and the principals of PMSI. PMSI, based in Atlanta, Georgia, provides project implementation services including on-site project management, skill building, training, mentoring and internal process development.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     The audited and unaudited consolidated financial statements of PMSI as of and for the periods prescribed by Regulation S-X will be filed by amendment to this Current Report on Form 8-K.

     (b) PRO FORMA FINANCIAL INFORMATION.

     The Company's Pro Forma Consolidated Balance Sheet as of March 31, 1999, and Pro Forma Consolidated Statements of Operations for the year ended June 30, 1999 and the nine months ended March 31, 1999, will be filed by amendment to this Current Report on Form 8-K.

     (c) EXHIBITS.

     None.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PROVANT, INC.


                                   By:  /s/ Rajiv Bhatt
                                        -------------------------------------
                                        Rajiv Bhatt, Executive Vice
                                        President and Chief Operating Officer



Date: May 7, 1999







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